SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
TRANSCAT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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TRANSCAT, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 16, 2005
      The annual meeting of shareholders of Transcat, Inc. will be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 16, 2005, at 12:00 noon, local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect four directors;

•	to ratify the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 25, 2006; and

•	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.
      The board of directors has fixed the close of business on June 30, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
Chairman, President and Chief Executive Officer
Rochester, New York
July 8, 2005

PROXY STATEMENT
PROPOSAL ONE
PROPOSAL TWO
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE*
COMPARISON OF CUMULATIVE TOTAL RETURN*
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
OTHER MATTERS

TRANSCAT, INC.
PROXY STATEMENT
2005 ANNUAL MEETING OF SHAREHOLDERS
      The enclosed proxy is solicited on behalf of the board of directors of Transcat, Inc., an Ohio corporation, for use at the annual meeting of shareholders to be held on Tuesday, August 16, 2005, at 12:00 noon, local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.
Location of Annual Meeting
      The annual meeting will be held at our headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624.
Principal Executive Offices
      Our principal executive offices are located at 35 Vantage Point Drive, Rochester, New York 14624, and our telephone number is (585) 352-7777.
Mailing Date
      These proxy solicitation materials are first being mailed by us on or about July 8, 2005 to all shareholders entitled to vote at the annual meeting.
Record Date; Outstanding Shares
      Shareholders of record at the close of business on June 30, 2005, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated common stock, $0.50 par value per share. As of the record date, 6,567,725 shares of our common stock were issued and outstanding.
Solicitation of Proxies
      We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and regular employees, none of whom will receive additional compensation for doing so. In addition, we have retained Regan & Associates, Inc., a professional solicitation firm, which will assist us in delivering material and soliciting proxies for a fee of $5,500.
Revocability of Proxies
      You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.
      Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares; and (2) that the broker, bank or other nominee is not voting the shares at the meeting.

Voting; Cumulative Voting
      Generally, each shareholder is entitled to one vote for each share held as of the record date. With respect to the election of directors, shareholders can cumulate their votes in certain circumstances. Cumulative voting is a system of voting whereby each shareholder receives a number of votes equal to the number of shares that the shareholder holds as of the record date multiplied by the number of directors to be elected. Thus, for example, if you held 100 shares as of the record date, you would be entitled to cast 400 votes (100 shares × four directors) for the election of directors. Cumulative voting is only allowed for the election of directors and is not permitted for voting on any other proposal.
      To employ cumulative voting for the election of directors at the annual meeting, you must notify the president, a vice president or the secretary that you desire that cumulative voting be used at the annual meeting for the election of directors. Such notice must be in writing, and it must be given at least 48 hours before the time fixed for holding the annual meeting. In addition, a formal announcement must be made at the commencement of the annual meeting by the chairman, the secretary or by or on behalf of you, stating that such notice has been given.
      When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies. If no specific instructions are given, the shares will be voted:

•	FOR the election of the four nominees for directors described herein; and

•	FOR the ratification of the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 25, 2006.
      The shares may also be voted for such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.
Quorum
      A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of the holders of shares having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum.
Effect of Abstentions
      Abstentions are counted for the purpose of establishing a quorum and will have the same effect as a vote against a proposal (other than the election of directors).
Effect of “Broker Non-Votes”
      Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients, who are the beneficial owners of such shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as director elections and the ratification of the selection of an independent registered public accounting firm, but not on non-routine matters.
      Because the proposals to be acted upon at an annual meeting may include both routine and non-routine matters, with respect to uninstructed shares, the broker may turn in a proxy card and vote on the routine matters but not on the non-routine matters. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal. A broker non-vote will not affect the outcome of any proposal in this proxy statement.

Vote Required
      The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal Number	Proposal Description	Vote Required

Proposal One	Election of four members of the board of directors	Plurality of the votes duly cast

Proposal Two	Ratification of the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 25, 2006	Majority of the votes duly cast
Annual Report to Shareholders and Annual Report on Form 10-K
      We have enclosed our 2005 Annual Report to Shareholders with this proxy statement. Our Annual Report on Form 10-K for the fiscal year ended March 26, 2005, as filed with the Securities and Exchange Commission, is included in the 2005 Annual Report. The 2005 Annual Report includes our audited financial statements, along with other information about us, which we encourage you to read.
      You can obtain, free of charge, an additional copy of our Form 10-K by:

•	accessing our internet website at: http://www.transcat.com/abouttranscat/investorrelations.asp;

•	writing to us at: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary; or

•	telephoning us at 585-352-7777.
      You can also obtain a copy of our Form 10-K and other periodic filings that we make with the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees Proposed for Election as Directors for a Term Expiring in 2008
      Our articles of incorporation provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, only a portion of our board of directors is elected each year.
      At the 2004 annual meeting, shareholders approved a proposal to increase the size of our board of directors from nine to 11 members, creating two vacancies on the board that were not filled at the 2004 annual meeting. On November 30, 2004, based on the recommendations of the corporate governance and nominating committee and pursuant to the authority granted to the board of directors by Article II, Section 2 of our Code of Regulations (or by-laws), the board of directors appointed Richard J. Harrison and Alan H. Resnick to fill these two vacancies. Mr. Harrison was appointed to serve in the class whose term expires at the 2005 annual meeting of shareholders and Mr. Resnick was appointed to serve in the class whose term expires at the annual meeting to be held in 2006.
      Accordingly, at this year’s annual meeting, shareholders will elect four directors to hold office for a term expiring in 2008 or until each of their successors is duly elected and qualified. Based on the recommendation of the corporate governance and nominating committee, we have nominated E. Lee Garelick, Richard J. Harrison, Harvey J. Palmer and John T. Smith for election. Dr. Palmer and each of Messrs. Garelick, Harrison and Smith is currently a director, and we recommend their election.
      Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of Dr. Palmer and each of Messrs. Garelick, Harrison and Smith. The votes represented by such proxies may be cumulated if proper notice is given (see “Voting; Cumulative Voting” on page 2).
      We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine. However, proxies in the enclosed form cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Director
Name and Background	Since

E. Lee Garelick, age 70, is retired. From April 1996 until March 1999, we employed him as a senior executive. From June 1979 until April 1996, he was president and part owner of Altek Industries Corp., Rochester, New York (manufacturer of calibration instrumentation), which we acquired in April 1996.	1996

Richard J. Harrison, age 59, was elected a director in November 2004 to fill one of the vacancies created by the increase in the size of the board from nine to 11 members. Mr. Harrison is a Senior Retail Banking and Lending Officer at the National Bank of Geneva, a position he has held since July 2003. From January 2001 through January 2003, he served as Executive Vice President and Chief Credit Officer of the Savings Bank of the Finger Lakes. Prior to that, he served as an independent financial consultant (January 1999 through January 2000) and held senior executive management positions with United Auto Finance, Inc.; American Credit Services, Inc. (a subsidiary of Rochester Community Savings Bank); and Security Trust Company/ Security New York State Corporation (now Fleet/ Bank of America).
2004

Dr. Harvey J. Palmer, age 59, is a professor at and dean of the Kate Gleason College of Engineering at Rochester Institute of Technology, Rochester, New York. Prior to that appointment, he was a professor of chemical engineering at the University of Rochester from 1971 through June 2000, where he also held positions of department chair and associate dean of graduate studies.	1987

Director
Name and Background	Since

John T. Smith, age 57, is our lead director and is Chairman and Chief Executive Officer of Brite Computers, Inc., which he joined in 1999. Prior to that, from 1997 to 1999, he was the president of JTS Chequeout Solutions, Inc. From 1980 to 1997, Mr. Smith was president of JTS Computer Services, Inc. Mr. Smith serves on the board of directors of Monroe Community College Foundation and the board of directors of Croop LaFrance Inc.	2002
Directors Whose Terms Do Not Expire at the Annual Meeting
      The following table sets forth certain information with respect to each of our directors whose term in office does not expire at the annual meeting.

	Director	Term
Name and Background	Since	Expires

Francis R. Bradley, age 59, retired in 2000 from E.I. DuPont de Nemours & Co., Inc., a global science and technology company, following a 32-year career. Mr. Bradley’s last DuPont position was founding business manager for the DuPont Instrumentation Center. Prior to that, he held a series of managerial positions, including engineering test center manager and materials engineering manager. He is currently an executive associate with Sullivan Engineering Company (engineering and construction) and consults independently on business and technology matters.	2000	2006

Nancy D. Hessler, age 59, joined Integrated People Solutions, Boulder, Colorado (strategic human resources consultant) as a vice president in March 2003. Prior to that, she was director of human resources of the wireless internet solutions group of Nortel Networks Corp., Rochester, New York (telecommunications systems) from October 1998 until June 2002. From May 1996 until September 1998, she was group manager of human resources for Rochester Gas and Electric Corporation, Rochester, New York (public utility). From 1991 until May 1996, Ms. Hessler served as human resource manager of the advanced imaging business unit and as manager of sourcing for the general services division of Xerox Corporation. Ms. Hessler serves on the board of directors of Geva Theatre Center.
	1997	2007

Robert G. Klimasewski, age 62, served as our president and chief executive officer from December 1999 until his retirement in March 2002. He served as our chairman of the board of directors from April 1998 until December 1999, and as our president and chief executive officer from June 1994 until April 1998. Until 2000, Mr. Klimasewski was also vice chairman of Burleigh Instruments, Inc., Rochester, New York (manufacturer of laser instrumentation and micropositioning equipment), which he founded in 1972. Mr. Klimasewski also serves on the board of directors of Lumetrics, Inc., an instrumentation company, and VirtualScopics LLC, a start-up software company in the pharmaceutical business.
	1982	2007

Paul D. Moore, age 54, is a senior vice president of M&T Bank Corporation. He currently serves as senior credit officer overseeing all corporate lending activity in the Rochester, Syracuse, Binghamton and Albany, New York markets. During his 27-year career at M&T Bank, he has been the commercial banking manager for the Rochester, New York market and has held various commercial loan positions in Buffalo, New York.	2001	2007

Cornelius J. Murphy, age 74, has served us variously since 1995 as chairman of the board, lead director and chairman of the board’s executive committee. In May 2005, he established CJM & Associates, a human resources management consulting firm. From 1990 to May 2005, he served as senior vice president in the Rochester, New York office of Goodrich & Sherwood Associates, Inc. (also human resources management consulting). For more than 35 years before that, he was employed by Eastman Kodak Company in various executive positions, including senior vice president and a director in the office of the chairman.
	1991	2006

	Director	Term
Name and Background	Since	Expires

Alan H. Resnick, age 61, was elected a director in November 2004 to fill one of the vacancies created by the increase in the size of the board from nine to 11 members. Mr. Resnick is president of Janal Capital Management LLC, an investment management firm, a position he has held since August 2004 after a 31 year career at Bausch & Lomb, Inc. Mr. Resnick served as vice president and treasurer and a member of Bausch & Lomb’s corporate strategy board until his retirement in October 2004. He also served as a member of the advisory board of FM Global, a leading property insurance carrier, until his retirement. Mr. Resnick is treasurer and a member of the board of directors of the Monroe Community College Foundation and serves on numerous boards and committees for several not-for-profit organizations in the greater Rochester, New York area.
	2004	2006

Carl E. Sassano, age 55, was elected chairman of the board in October 2003. Mr. Sassano was elected a director in October 2000 to fill a vacancy on our board. He became our president and chief executive officer following Robert G. Klimasewski’s retirement from these positions in March 2002. Mr. Sassano was president and chief operating officer of Bausch & Lomb, Inc. in 1999 and 2000. He also held positions in Bausch & Lomb, Inc. as president, global vision care (1996-1999), president, contact lens division (1994-1996), group president (1993-1994) and president, Polymer Technology (1983-1992), a high growth subsidiary of Bausch & Lomb, Inc. Mr. Sassano is a trustee of Rochester Institute of Technology and Rochester-based public broadcaster WXXI, as well as a member of the board of directors of the Eastman Dental Center Foundation.
	2000	2006

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      On October 5, 2004, the audit committee of the board of directors dismissed PricewaterhouseCoopers LLP and engaged the firm of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ended March 26, 2005, which for convenience is referred to as fiscal year 2005 in this proxy statement.
      We disclosed these events in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission on October 12, 2004, which included the following information:
      Except as described in the immediately following sentence, PricewaterhouseCoopers LLP’s reports on our financial statements as of and for the fiscal years ended March 27, 2004 and March 31, 2003, which for convenience are referred to as fiscal year 2004 and fiscal year 2003 in this proxy statement, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. An explanatory paragraph regarding the restatement of our balance sheet at March 31, 2003 was included in PricewaterhouseCoopers LLP’s report on our financial statements as of and for fiscal year 2004 and fiscal year 2003.
      During fiscal year 2004 and fiscal year 2003, and through October 5, 2004, (a) there were no disagreements between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports on the financial statements for such years; and (b) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
      We provided PricewaterhouseCoopers LLP with a copy of this disclosure made in the Form 8-K and requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agreed with these statements. A copy of PricewaterhouseCoopers LLP’s letter dated October 8, 2004 was filed as Exhibit 16.1 to the Form 8-K.
      During fiscal year 2004 and fiscal year 2003, and through October 5, 2004, we did not consult with BDO Seidman, LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in each case where either written or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
      In addition to the audit of the fiscal year 2005 financial statements by BDO Seidman, LLP, we engaged BDO Seidman, LLP to perform certain services, as discussed below. We also paid PricewaterhouseCoopers LLP professional fees for certain audit, audit-related and tax services prior to its dismissal as our independent registered public accounting firm in October 2004. We also paid PricewaterhouseCoopers LLP professional fees for certain tax services and other services related to the filing of our Annual Report on Form 10-K for fiscal year 2005.
      The audit committee has selected BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending March 25, 2006. This selection is being presented to the shareholders for ratification at the annual meeting. The board of directors recommends a vote in favor of the proposal to ratify the selection of BDO Seidman, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 25, 2006, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.
      We have been advised by BDO Seidman, LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

Fees Billed by BDO Seidman, LLP during Fiscal Years 2004 and 2005
      During fiscal year 2004 and fiscal year 2005 (October 5, 2004 through March 26, 2005), BDO Seidman, LLP billed us fees for services as follows (in thousands):

	Fiscal Year 2004	Fiscal Year 2005

Audit Fees	-	$114,510
Audit-Related Fees	-	-
Tax Fees	-	-

Total	-	$114,510

Fees Billed by PricewaterhouseCoopers LLP during Fiscal Years 2004 and 2005
      During fiscal year 2004 and fiscal year 2005 (March 28, 2004 through October 5, 2004), PricewaterhouseCoopers LLP billed us fees for services as follows (in thousands):

	Fiscal Year 2004	Fiscal Year 2005

Audit Fees	$70,000	$11,400
Audit-Related Fees	11,950	72,169
Tax Fees	96,770	60,000

Total	$178,720	$143,569

      “Audit Fees” consist of fees billed for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q.
      “Audit-Related Fees” consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of our financial statements, and which are not included in “Audit Fees.” In fiscal year 2005, “Audit-Related Fees” billed to us by PricewaterhouseCoopers LLP include fees relating to the restatement of our fiscal year 2004 Quarterly Reports on Form 10-Q and our fiscal year 2003 Annual Report on Form 10-K, our change in independent registered public accounting firms, and the dissolution of our Singapore subsidiary. “Audit-Related Fees” also consist of fees for services rendered in connection with the limited-scope audit of our Long-Term Savings and Deferred Profit Sharing Plan.
      “Tax Fees” consist of fees for tax compliance, tax advice and tax planning services.
      The audit committee considered the provision by BDO Seidman, LLP and, prior to its dismissal, PricewaterhouseCoopers LLP, of non-audit services to the company and determined that the provision of these services was compatible with maintaining the independence of BDO Seidman, LLP and PricewaterhouseCoopers LLP, respectively.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting firm
      The engagement of BDO Seidman, LLP, and prior to its dismissal, PricewaterhouseCoopers LLP, for non-audit accounting and tax services performed for the company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002 and the audit committee’s charter, the audit committee is responsible for the engagement of our independent registered public accounting firm and for pre-approving all audit and non-audit services provided by our independent registered public accounting firm that are not prohibited by law.
      The pre-approval requirements are not applicable with respect to the provision of de-minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended and our audit committee charter. The audit committee may delegate to one or more designated members of the audit committee the authority to grant required pre-approval of auditing and non-audit services. The decision of any member to whom authority is delegated shall be presented to the full audit committee at its next scheduled meeting.
      For fiscal year 2005, 100 percent of the services listed above for BDO Seidman, LLP, and 100 percent of the services listed above for PricewaterhouseCoopers LLP, as “Audit-Related Fees,” and “Tax Fees” were pre-approved by the audit committee.

CORPORATE GOVERNANCE
Board Meetings and Executive Sessions
      The board of directors held five meetings during fiscal year 2005. Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.
      Our independent directors, as determined by the board pursuant to the listing standards of the Nasdaq Stock Market, also met in regularly scheduled executive sessions during fiscal year 2005.
Board Committees
      The board of directors has established, among other committees, an audit committee, a compensation committee and a corporate governance and nominating committee.

Audit Committee
      The current members of the audit committee are Mr. Moore (chair), Mr. Bradley, Dr. Palmer and Mr. Harrison. The board has determined that each of Mr. Moore, Mr. Bradley, Dr. Palmer and Mr. Harrison is independent pursuant to the listing standards for the Nasdaq Stock Market and applicable Securities and Exchange Commission rules. The board of directors has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The board of directors has designated Mr. Moore, the audit committee chairman, as an “audit committee financial expert” in accordance with the definition of “audit committee financial expert” set forth in Item 401(h)(2) of Regulation S-K, as adopted by the Securities and Exchange Commission. The board determined that Mr. Moore qualifies as an “audit committee financial expert” by virtue of his 26-year career in banking and corporate lending with M&T Bank Corporation.
      The audit committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and non-audit services to be performed by, and directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the board of directors. Our audit committee charter, which has been adopted by the board and is attached as appendix A to this proxy statement, more specifically sets forth the duties and responsibilities of the audit committee. The audit committee’s report relating to fiscal year 2005 appears on page 20. The audit committee held four meetings during fiscal year 2005.

Compensation Committee
      The current members of the compensation committee are Ms. Hessler (chair), Mr. Murphy, Dr. Palmer, Mr. Smith and Mr. Resnick. The board has determined that each of Ms. Hessler, Mr. Murphy, Dr. Palmer, Mr. Smith and Mr. Resnick is independent pursuant to the listing standards for the Nasdaq Stock Market. Among its duties, the compensation committee determines the compensation and benefits paid to Mr. Sassano, our chairman, president and chief executive officer (see “Executive Compensation” on page 15). Mr. Sassano routinely consults with the compensation committee in connection with his determination of the compensation and benefits paid to our other executive officers. However, he neither participates nor is otherwise involved in the deliberations of the compensation committee with respect to his own compensation and benefits. Our compensation committee charter, which has been adopted by the board and is attached as appendix B to this proxy statement, more specifically sets forth the duties and responsibilities of the compensation committee. The compensation committee’s report relating to fiscal year 2005 begins on page 17. The compensation committee held two meetings during fiscal year 2005.

Corporate Governance and Nominating Committee
      The current members of the corporate governance and nominating committee are Mr. Smith (chair), Mr. Murphy, Mr. Garelick, Mr. Klimasewski and Mr. Resnick. The board has determined that each of Messrs. Smith, Murphy, Garelick, Klimasewski and Resnick is independent pursuant to the listing standards for the Nasdaq Stock Market.
      The corporate governance and nominating committee is charged with determining the slate of director nominees for election to the board of directors, identifying and recommending candidates to fill vacancies on the board, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the corporate governance and nominating committee periodically evaluates and assesses the performance of the board of directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the board; reviews the composition of each committee of the board and presents recommendations for committee memberships; reviews the compensation paid to non-employee directors; reviews and recommends changes to the charter of the corporate governance and nominating committee and to the charters of other board committees.
      The process followed by the corporate governance and nominating committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.
      The corporate governance and nominating committee also considers and establishes procedures regarding recommendations for nomination to the board submitted by shareholders. Such recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary. The qualifications of recommended candidates will be reviewed by the corporate governance and nominating committee.
      In evaluating the suitability of candidates (other than our chief executive officer) to serve on the board of directors, including shareholder nominees, the corporate governance and nominating committee will seek candidates who are independent pursuant to the listing standards for the Nasdaq Stock Market and meet certain selection criteria established by the corporate governance and nominating committee. The corporate governance and nominating committee will also consider an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.
      The corporate governance and nominating committee acts pursuant to a written charter adopted by the board of directors a copy of which is attached as appendix C to this proxy statement. The corporate governance and nominating committee held one meeting during fiscal year 2005.
Shareholder Communications
      Shareholders may send correspondence by mail to the full board of directors or to individual directors. Shareholders should address such correspondence to the board of directors or the relevant board members in care of: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.
      All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the board of directors, one of the aforementioned committees of the board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Directors’ Compensation

Cash Compensation
      Directors who are also employees of the company (currently, only Mr. Sassano) are paid no compensation for their services as directors.
      Each of our non-employee directors receives an annual cash retainer of $10,000 per year (of which $7,500 was paid during fiscal year 2005), $1,500 for attendance at each board meeting, and $500 for attendance at each committee meeting on which that director serves. In addition, our lead director receives an additional annual fee of $10,000, the chairman of the audit committee receives an annual fee of $5,000, and the chairmen of the compensation committee and the corporate governance and nominating committees, as well as the chairman of other committees, receive an annual fee of $2,500 each. These fees are paid quarterly. Mr. Bradley is also reimbursed for travel expenses for board and committee meetings he attends in person.
      During fiscal year 2005, our non-employee directors were paid an aggregate amount of $169,124 for services on our board and its committees.
      The table below shows information on the fees paid to (not earned by) each of our non-employee directors in fiscal year 2005:

					Lead
	Annual		Board	Committee	Director/
Name	Retainer		Meeting Fees	Meeting Fees	Chair Fees		Total

Francis R. Bradley	$7,500		$7,500	$2,000	$-		$17,000
E. Lee Garelick	7,500		7,500	-	-		15,000
Richard J. Harrison (1)	833		1,500	500	-		2,833
Nancy D. Hessler	7,500		7,500	-	4,375	(2)	19,375
Robert G. Klimasewski	7,500		7,500	-	-		15,000
Paul D. Moore	7,500		1,500	2,000	8,750	(3)	25,750
Cornelius J. Murphy	7,500		7,500	-	17,500	(4)	32,500
Harvey J. Palmer	7,500		7,500	1,500	-		16,500
Alan H. Resnick (1)	833		1,500	-	-		2,333
John T. Smith	13,333	(5)	7,500	2,000	-		22,833

(1)	Mr. Harrison and Mr. Resnick were elected to the board in November 2004.

(2)	Includes the $2,500 compensation committee annual chair fee earned in fiscal year 2004 but paid in fiscal year 2005, and $1,875 of the $2,500 annual chair fee for fiscal year 2005.

(3)	Includes the $5,000 audit committee annual chair fee earned in fiscal year 2004 but paid in fiscal year 2005, and $3,750 of the $5,000 annual chair fee for fiscal year 2005.

(4)	Includes the $10,000 lead director fee earned in fiscal year 2004 but paid in fiscal year 2005, and $7,500 of the $10,000 annual fee for fiscal year 2005.

(5)	Includes $5,833 earned in fiscal year 2004 but paid in fiscal year 2005.

Equity Compensation
      Pursuant to our Amended and Restated Directors’ Warrant Plan, during fiscal year 2005 each non-employee director then in office received an automatic, non-discretionary grant of a warrant, expiring on August 17, 2009, to purchase 4,000 shares of common stock at an exercise price of $2.89 per share (the market price of the common stock on the grant date). Each warrant becomes exercisable pro rata with respect to one-third of the shares subject to the warrant on the first, second and third anniversaries of the date of grant. None of the warrants is transferable, except by will or intestacy, and during the director’s lifetime they are exercisable only by the director. Unexercised warrants lapse 90 days after the date a director ceases to be a director.
      No directors’ warrants were exercised during fiscal year 2005.

Director Attendance at Annual Meetings
      Our policy is that all directors, absent special circumstances, should attend the company’s annual shareholder meetings. All of our directors, who were directors at the time, attended the 2004 annual meeting of shareholders.
Compensation Committee Interlocks and Insider Participation
      No member of our compensation committee: (i) was an officer or employee of the company or any of its subsidiaries during fiscal year 2005; (ii) was formerly an officer of the company or any of its subsidiaries; or (iii) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, none our executive officers served: (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.
Code of Ethics
      We have a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. You can find a link to our Code of Business Conduct and Ethics on our website at http://www.transcat.com/abouttranscat/investorrelations.asp. We will also provide a printed copy to any shareholder who requests it by contacting our corporate secretary at 35 Vantage Point Drive, Rochester, New York 14624. We intend to post amendments to or waivers (express or implied) from our Code of Business Conduct and Ethics at the same website location.

EXECUTIVE OFFICERS
      We are currently served by six executive officers:
      Carl E. Sassano, age 55, is our chairman, president and chief executive officer. Further information about Mr. Sassano is set forth under “Election of Directors” on page 6.
      Charles P. Hadeed, 55, is our chief operating officer, vice president of finance and chief financial officer. Mr. Hadeed, a certified public accountant, has more than 30 years of experience in financial operations and general management positions, including six years with Price Waterhouse & Co. Prior to joining us in April 2002, Mr. Hadeed most recently served as vice president-healthcare ventures group with Henry Schein Inc. Prior to that, he served as group vice president-operations at Del Laboratories Inc., and in various executive positions, including vice president-global lens care operations, president-oral care division, vice president-operations-personal products division and vice president/controller-personal products division during his 20 year career at Bausch & Lomb, Inc.
      Robert C. Maddamma, age 62, is our vice president of customer satisfaction. Prior to joining us in August 2002, Mr. Maddamma served as vice president-worldwide service operations for Xerox Engineering Systems, Inc., from 1994 to 2001, which was a wholly-owned Xerox subsidiary. He was employed by Xerox for 39 years in numerous technical and customer service management positions.
      John A. De Voldre, age 57, is our vice president of human resources and has been employed with the company since 1971, serving in a number of different capacities during his tenure. Mr. De Voldre has worked in a human resources capacity for more than 25 years.
      Michael Mercurio, age 56, is our vice president of sales and has served in this position since January 2004. Prior to joining us, Mr. Mercurio has had 35 years of business experience, including business-to-business sales management with Bausch & Lomb, Inc., Spectrapharm Dermatology and ITC DeltaCom.
      Jay F. Woychick, age 48, is our vice president of marketing and has served in this position since September 2000. Prior to joining us, Mr. Woychick was employed for 15 years by Polymer Technology, a Bausch & Lomb subsidiary, serving as director of marketing and sales for the RGP Group, director of marketing for the RGP Group, senior marketing manager for the Practitioner Group, marketing manager-materials, and regional manager. He has also worked for Precision Cosmet Co., Inc. and Hartz Mountain Corporation in various sales and marketing positions from 1981 to 1987.

EXECUTIVE COMPENSATION
      The table below shows information on the annual and long-term compensation paid by us for services rendered to us in all capacities, for the fiscal years ended March 26, 2005, March 27, 2004 and March 31, 2003, respectively, by our chief executive officer and our next four most highly compensated executive officers who had a total annual salary and bonus for fiscal year 2005 in excess of $100,000 (collectively, the “named executives”).
Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

			Bonus or	Other	Restricted
			Performance	Annual	Stock		All Other
Name and Principal	Fiscal	Salary	Award	Compensation	Awards	Options	Compensation
Position	Year	($)(1)	($)(1)	($)(2)	($)(3)	(#)	($)(1)(4)

Carl E. Sassano	2005	270,224	74,721	0	235,361	0	6,546
Chairman, President and	2004	262,500	19,458	0	99,000	0	4,655
Chief Executive Officer	2003	250,000	70,000	0	0	200,000	2,100

Charles P. Hadeed	2005	189,519	61,848	0	50,767	20,000	6,689
Chief Operating Officer,	2004	169,044	47,846	0	22,000	20,000	4,613
Vice President of Finance	2003	137,019	49,576	0	0	50,000	2,259
and Chief Financial Officer

Jay F. Woychick	2005	141,010	24,652	0	0	10,000	4,589
Vice President of	2004	136,807	3,401	0	0	10,000	4,335
Marketing	2003	132,615	15,739	0	0	20,000	4,196

Robert C. Maddamma (5)	2005	124,754	30,534	0	0	0	3,921
Vice President of	2004	121,569	22,636	0	0	10,000	4,220
Customer Satisfaction	2003	73,846	14,829	0	0	30,000	299

John A. De Voldre	2005	99,094	33,493	0	0	10,000	3,730
Vice President of	2004	96,323	16,679	0	0	20,000	3,634
Human Resources	2003	93,034	21,000	0	0	40,000	3,084

(1)	The amounts shown include cash compensation earned during the fiscal year indicated (whether paid during or subsequent to that year) as well as cash compensation deferred at the election of the named executive into the company’s Long-Term Savings and Deferred Profit Sharing Plan (the “401(k) Plan”).

(2)	Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any named executive. Perquisites under 10% of the total annual salary and bonus totaled $56,050 in the aggregate and consisted of auto allowances and country club memberships.

(3)	In fiscal year 2004, Mr. Sassano received a restricted stock grant of 60,000 shares and Mr. Hadeed received a restricted stock grant of 10,000 shares. In fiscal year 2005, Mr. Sassano received a restricted stock grant of 40,000 shares and Mr. Hadeed received a restricted stock grant of 10,000 shares. The dollar value attributed to these shares represents the aggregate fair market value of the shares on the respective dates of the awards. As of March 26, 2005, Mr. Sassano held 100,000 shares of restricted stock and Mr. Hadeed held 20,000 shares. The dollar value of these shares or units held as of March 26, 2005 (based on the closing market price on such date of $3.80 per share) was Mr. Sassano - $380,000, and Mr. Hadeed - $76,000. The shares of restricted stock vest as follows: 50 percent on the date of grant, and 50 percent on the first anniversary of the date of grant.

(4)	The amounts shown reflect the company’s contributions to the 401(k) Plan.

(5)	Mr. Maddamma joined the company in August 2003.

Stock Options
      The table below shows information with respect to stock options granted during fiscal year 2005 to the named executives under our 2003 Incentive Plan. We have no provisions for stock appreciation rights.
Option Grants in Fiscal Year 2005

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
		Total			Annual Rates of
		Options			Stock Price
		Granted to			Appreciation for
	Options	Employees	Exercise		Option Term (1)
	Granted	in Fiscal	Price	Expiration
Name	(#)	Year (%)	($/Sh)	Date	5%($)	10%($)

Carl E. Sassano	0	0	-	-	-	-
Charles P. Hadeed	20,000	18	2.89	10/17/14	36,350	415,908
Jay F. Woychick	10,000	9	2.89	10/17/14	18,175	207,954
Robert C. Maddamma	0	0	-	-	-	-
John A. De Voldre	10,000	9	2.89	10/17/14	18,175	207,954

(1)	The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of our common stock. There can be no assurance that our common stock will perform at the assumed annual rates shown in the table. We will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, Securities and Exchange Commission rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by us are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, we have not chosen this alternative for the purposes of the table.
      The table below shows information with respect to (1) options exercised by the named executives during fiscal year 2005; and (2) unexercised options held by them at the end of fiscal year 2005.
Aggregated Option Exercises in Fiscal Year 2005 and
Fiscal Year-End Option Values

					Value of All Unexercised
	Shares		Unexercised Options Held at		In-the-Money Options at
	Acquired on	Value	FY-End (#)		FY-End ($) (1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl E. Sassano	0	0	100,000	100,000	280,000	280,000
Charles P. Hadeed	0	0	31,667	58,333	80,667	109,333
Jay F. Woychick	0	0	43,333	26,667	87,332	47,767
Robert C. Maddamma	0	0	18,333	21,667	50,332	55,667
John A. De Voldre	0	0	46,667	43,333	90,167	86,433

(1)	Expressed as the excess of the market value of the common stock at 2005 fiscal year-end ($3.80 per share) over the exercise price of each option.

Change-in-Control Arrangements
      On February 12, 2004, we entered into an Agreement for Severance Upon Change in Control with each of Carl E. Sassano, our chairman, president and chief executive officer, and Charles P. Hadeed, our chief operating officer, vice president of finance and chief financial officer. Pursuant to these agreements, if a change in control of the company occurs and the employment of Mr. Sassano or Mr. Hadeed is terminated for any reason (other than voluntary resignation, death, disability, or retirement, or termination by the company for certain reasons) during the period beginning with the agreement for or announcement of a proposed change in control and ending 24 months following the change in control, we would be required to continue to pay them their full salary and bonus and continue their benefits for a period of 24 months following the date of termination of employment, and all stock grants, stock options and similar arrangements would immediately vest.
REPORT OF THE COMPENSATION COMMITTEE*
      The compensation committee of the board of directors is composed of five independent directors who assist the board in fulfilling its responsibilities for establishing compensation levels and benefits for (i) our chairman, president and chief executive officer, our chief operating officer, vice president of finance and chief financial officer (the “executives”), and such other officers as the board of directors may determine, and (ii) our non-employee directors. The compensation committee operates under a written charter that was adopted by the committee and approved by the board of directors in June 2005. The compensation committee charter provides for a collaboration with management in developing a compensation philosophy. The charter further provides that the committee evaluate the company’s performance and the compensation paid to each of the executive officers and make recommendations to the board of directors on an annual basis. The committee believes that the charter is an accurate statement of its responsibilities and will periodically review its adequacy.
      Our chairman, president and chief executive officer may participate in discussions regarding compensation and benefits relative to the other executive officers, but will not be present to approve recommendations with respect to his own compensation or the compensation of other executives.
Compensation Philosophy and Objectives
      The committee’s compensation philosophy is to align closely the performance of the company with the compensation paid to our officers on both a short and long-term basis. The objectives of our compensation program are to inspire the executives and other executive officers to achieve our business objectives, to reward them for achievement, to foster teamwork, and contribute to the company’s long-term success. Our compensation policies with respect to our officers, including our chief executive officer, are designed to link pay with performance (which also takes into account the level of difficulty associated with each executive officer’s responsibilities) and shareholder returns over the long term (while recognizing the challenges associated with benchmarking performance against the trading market for the company’s stock), and to attract, motivate and retain executive officers who are critical to the company’s long-term success. The key components of the compensation program are base salary, performance incentive bonuses (the amount of which is dependent on both company and individual performance), stock options and restricted stock awards. Historical emphasis has been on stock options and restricted stock awards to reinforce the link between long-term executive incentives and the creation of shareholder value.
      In the committee’s annual review of total compensation (which includes salaries, bonuses and stock option awards), the committee determines executive compensation based upon (i) the individual’s role, responsibilities and performance during the year, (ii) a review of compensation paid to executive officers in comparable positions

*	The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

at companies of comparable size, (iii) overall corporate performance as measured against the company’s fiscal corporate goals; and (iv) the overall difficulty associated with the responsibilities of the executive officer.
      The committee and the board of directors have recently undertaken a review of the company’s historical option grants with a view toward the future implications of FAS 123 and the relative impact of stock option grants on earnings per share. The committee is also charged with looking at the long-term benefits of options versus restricted stock awards to the executive officers and to the company’s shareholders. To this end, in May 2005, the board established an ad hoc committee to review the components of executive compensation. The board expects that this committee will provide recommendations intended to address FAS 123 and other improvements to executive compensation it may deem necessary.
Compensation Components and Processes

Annual Salary
      The committee reviews the executives base salaries on an annual basis after reviewing survey data compiled by an independent compensation specialist, who has reviewed base salaries, management incentive plan target ranges and equity based compensation at comparable companies. Based upon a review of the submitted survey and a review of individual performance during the prior year, the committee sets the base salary of our executives to be competitive with that of similarly situated executives at comparable companies.

Management Incentive Bonuses
      We maintain a Management Performance Incentive Plan designed to recognize key management members based on their contribution to the achievement of specified levels of corporate fiscal financial objectives and their performance against individual goals. Incentive bonuses are based on a pre-determined percentage of an eligible participant’s base salary earned during the fiscal year. Payment of bonuses is expressly linked to successful achievement of the specified corporate goals, which the Committee approves annually, and individual performance goals. Among other things, the plan delineates eligible participants, the targeted award and the amount of the bonus that will be paid based on performance to the established annual goals. A bonus will not be granted if we do not meet the established minimum performance standards. The maximum award a participant may receive is limited to 150% of the targeted award. After the end of the fiscal year, management presents to the compensation committee a summary and recommendation for approval of the management incentive bonuses. The board of directors, acting on the recommendation of the compensation committee may approve, and in their discretion, adjust the awards.
      Prior to the start of each fiscal year, the chief executive officer sets individual objectives for each of the company’s other executive officers that are in keeping with the criteria set forth above. During each fiscal year, the chief executive officer gives other executive officers ongoing feedback on performance. After the end of the fiscal year, the chief executive officer evaluates each of the other executive officer’s accomplishment of objectives and provides summaries of performance appraisals to the compensation committee. The performance appraisals are considered by the compensation committee in deciding whether to grant performance awards. The lead director provides similar objective-setting, feedback and evaluation with respect to the chief executive officer’s performance.

Long-Term Incentive Compensation
      Long-term incentive compensation is stock based and is designed to align the interests of executive officers and other key employees with the interests of our shareholders in building shareholder value. Stock options are granted under our 2003 Incentive Plan which was approved by shareholders. Executive officer and other key employee options are typically granted annually, after the fiscal year end close, based on an individual’s contribution to our current and future success. All other employees are eligible for periodic grants based on performance during the course of the previous fiscal year. All of the options that we have granted are incentive stock options, with an exercise price equal to the closing price of the common stock on the date of grant, and accordingly, will have value only if the market value of the stock increases subsequent to that date. All options are subject to vesting provisions that encourage employees to remain employed by us. Options granted under the 2003 Incentive Plan vest pro rata over a three year period and expire after ten years.

Chief Executive Officer Compensation
      Carl E. Sassano served as the company’s chairman, president and chief executive officer during fiscal year 2005. Currently, Mr. Sassano and the company are not parties to an employment agreement. Accordingly, Mr. Sassano serves as our chairman, president and chief executive officer at the pleasure of the board of directors. However, the company and Mr. Sassano are parties to an Agreement for Severance Upon Change in Control dated February 12, 2004, which provides Mr. Sassano with certain rights if his employment is terminated in connection with a change in control of the company, as described in “Executive Compensation; Change-in-Control Arrangements.” For fiscal year 2005, Mr. Sassano received an annual salary of $270,224. Mr. Sassano is eligible to participate in the company’s Management Performance Incentive Plan, and he received a bonus of $74,721 for fiscal year 2005, which amount includes a supplemental $26,000 discretionary bonus outside of the formula set forth in the Management Performance Incentive Plan.
      Based on its study and review of comparable companies, the compensation committee believes that Mr. Sassano’s total compensation for fiscal year 2005 was at a level that is commensurate with amounts paid to chief executive officers at comparable companies and in comparable businesses. Mr. Sassano’s compensation was approved by the compensation committee, reflecting its assessment of Mr. Sassano’s prior performance as the company’s chairman, president and chief executive officer, and his proven ability and dedication to provide the leadership and vision necessary to return the company to sustained profitability and enhance the company’s long-term value.

Compensation Committee

Nancy D. Hessler, Chair
Cornelius J. Murphy
Harvey J. Palmer
Alan H. Resnick
John T. Smith

REPORT OF THE AUDIT COMMITTEE*
      The audit committee of the board of directors is comprised of four members of the company’s board of directors, each of whom the board of directors has determined is independent pursuant to the Nasdaq Stock Market’s listing standards and applicable Securities and Exchange Commission rules. The duties and responsibilities of the audit committee are set forth in the audit committee charter, which is attached as appendix A to this proxy statement. Among other things, the audit committee recommends to the board that the company’s audited financial statements be included in the company’s annual report on Form 10-K, and selects the independent registered public accounting firm to audit the company’s books and records.
      The audit committee has:

•	reviewed and discussed the company’s audited financial statements for fiscal year 2005 with the company’s management and the independent registered public accounting firm;

•	discussed with the company’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards, AU § 380), as may be modified or supplemented; and

•	received the written disclosures and the letter from the company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the company’s independent registered public accounting firm its independence.
      In reliance on these reviews and discussions with management and the independent registered public accounting firm, and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the company’s annual report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Paul D. Moore, Chair
Francis R. Bradley
Richard J. Harrison
Harvey J. Palmer

*	The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

COMPARISON OF CUMULATIVE TOTAL RETURN*
      The following graph sets forth a comparison of the cumulative total shareholder return on our common stock during the five-year period ended March 26, 2005, with the cumulative total return of companies on the Standard & Poor’s 500 Index and the Standard & Poor’s Information Technology Index.

	Mar 00	Mar 01	Mar 02	Mar 03	Mar 04	Mar 05

TRANSCAT INC.	100	54.17	38.33	46.67	80.03	126.67

S&P 500 INDEX	100	78.32	78.51	59.07	78.53	84.50

S&P 500 INFORMATION TECHNOLOGY	100	38.57	35.71	24.05	34.30	33.54

Assumes $100 invested on March 31, 2000 in our common stock, the companies comprising the Standard & Poor’s 500 Index and the companies comprising the Standard & Poor’s Technology 500 Index.
     There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will neither make nor endorse any predictions as to future stock performance.

*	The material in this graph is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      The table below shows certain information, as of June 30, 2005, regarding the only person known to us to be the record or beneficial owner of more than 5% of our common stock.

		Percent
	Number of Shares of	of
Name and Address	Common Stock	Class
of Beneficial Owner	Beneficially Owned (1)	(1)

Brown Advisory Holdings Incorporated	713,842	11.0%
901 South Bond Street, Suite 400
Baltimore, MD 21231 (1)

(1)	This information as to the beneficial ownership of shares of the company’s common stock is based on Amendment No. 1 to Schedule 13G dated May 31, 2005 filed jointly with the Securities and Exchange Commission by Brown Advisory Holdings Incorporated, in its capacity as a parent holding company, Brown Advisory Securities, LLC and Brown Investment Advisory & Trust Company, and is based on 6,567,725 shares issued and outstanding. The amount shown includes 689,842 shares owned by clients of Brown Advisory Securities, LLC and 24,000 shares owned by clients of Brown Investment Advisory & Trust Company. Those clients have the right to receive, or the power to direct the receipt of, dividends from or the proceeds from the sale of, such securities. Brown Advisory Holdings Incorporated reports sole voting power and dispositive power with respect to 24,000 of such shares and shared dispositive power with respect to 689,842 of such shares.
SECURITY OWNERSHIP OF MANAGEMENT
      The table below shows certain information regarding shares of our common stock held by (1) each of our directors; (2) each of our “named executives” (see “Executive Compensation” on page 15); and (3) all of our directors and executive officers as a group.

	Number of Shares of	Percent
	Common Stock	of Class
Name of Beneficial Owner	Beneficially Owned (1)	(1)

Directors
Francis R. Bradley (2)	34,038	-
E. Lee Garelick (3)	290,266	4.4
Richard J. Harrison	11,000	-
Nancy D. Hessler (4)	42,289	-
Robert G. Klimasewski (5)	83,200	1.3
Paul D. Moore (6)	32,838	-
Cornelius J. Murphy (7)	78,168	1.2
Harvey J. Palmer (8)	71,953	1.1
Alan H. Resnick	3,000	-
Carl E. Sassano (9)	230,066	3.5
John T. Smith (10)	21,656	-
Named Executives
Charles P. Hadeed (11)	60,980	-
Jay F. Woychick (12)	49,872	-
Robert C. Maddamma (13)	19,333	-
John A. De Voldre (14)	129,956	2.0
All directors and executive officers as a group (16 persons) (15)	1,165,282	16.9

(1)	As reported by such persons as of June 30, 2005, with percentages based on 6,567,725 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding. Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to the all of the shares shown as owned by the shareholder. We have omitted percentages of less than 1% from the table.

(2)	The amount shown includes (i) presently exercisable warrants to purchase 14,040 shares; and (ii) 6,166 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Mr. Bradley at such time and in accordance with the terms of his prior election.

(3)	The amount shown includes presently exercisable warrants to purchase 14,040 shares.

(4)	The amount shown includes (i) presently exercisable warrants to purchase 14,040 shares; and (ii) 4,666 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Ms. Hessler at such time and in accordance with the terms of her prior election.

(5)	The amount shown includes (i) presently exercisable warrants to purchase 6,040 shares; and (ii) 5,066 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Mr. Klimasewski at such time and in accordance with the terms of his prior election.

(6)	The amount shown includes presently exercisable warrants to purchase 10,040 shares.

(7)	The amount shown includes (i) presently exercisable warrants to purchase 14,040 shares; and (ii) 5,266 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Mr. Murphy at such time and in accordance with the terms of his prior election.

(8)	The amount shown includes (ii) presently exercisable warrants to purchase 14,040 shares; and 5,466 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Dr. Palmer at such time and in accordance with the terms of his prior election.

(9)	The amount shown includes (i) 3,000 shares held by Mr. Sassano’s daughter, as to which shares Mr. Sassano disclaims beneficial ownership; (ii) 3,000 shares held by Mr. Sassano’s wife as custodian for their minor son, as to which shares Mr. Sassano disclaims beneficial ownership; (iii) a presently exercisable warrant to purchase 4,000 shares; (iv) a presently exercisable option to purchase 50,000 shares; and (v) 7,466 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred while Mr. Sassano was a non-employee director. All of these deferred shares will be issued to Mr. Sassano at such time and in accordance with the terms of his prior election.

(10)	The amount shown includes (i) 12,150 shares held jointly by Mr. Smith and his wife; and (ii) presently exercisable warrants to purchase 4,040 shares.

(11)	The amount shown includes presently exercisable options to purchase 31,667 shares.

(12)	The amount shown includes presently exercisable options to purchase 43,333 shares.

(13)	The amount shown includes presently exercisable options to purchase 18,333 shares.

(14)	The amount shown includes presently exercisable options to purchase 46,667 shares.

(15)	The amount shown includes presently exercisable options and warrants to purchase 290,987 shares and 34,096 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors, officers and greater-than-10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership regarding their holdings in us. For purposes of Section 16(a), our “officers” currently consist of Carl E. Sassano, our chairman, president and chief executive officer, and Charles P. Hadeed, our chief operating officer, vice president of finance and chief financial officer. During fiscal year 2005, all of our directors and officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. In making this statement, we have relied on the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      In 1996, we acquired Altek Industries Corp. from E. Lee Garelick (who is now a director of the company) and James N. Wurtz. Pursuant to the stock purchase agreement providing for the acquisition: (1) until April 3, 2006, Mr. Garelick has “piggy-back” registration rights with respect to his shares of common stock, subject to certain conditions; and (2) subject to the prior consent of our lender, we have the right of first refusal to purchase, at an average market price, shares of common stock that Mr. Garelick proposes to dispose of (other than in certain transactions).
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
Proposals Submitted for Inclusion in Our Proxy Materials
      We will include in our proxy materials for the 2006 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2006 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 10, 2006. We will not include in our proxy materials shareholder proposals received after this date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.
Proposals Not Submitted for Inclusion in Our Proxy Materials
      Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2006 annual meeting of shareholders in accordance with our by-laws. Our by-laws require that we receive such proposals no later than 50 days prior to the date of the annual meeting. Thus, for the 2006 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials no later than June 26, 2006. In accordance with our by-laws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2006 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.
OTHER MATTERS
      As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
Chairman, President and Chief Executive Officer
Rochester, New York
July 8, 2005

APPENDIX A
TRANSCAT, INC.
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
Section I.     Purpose
      The primary function of the Audit Committee (“Committee”) of Transcat, Inc. (“Corporation”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management of the Corporation (“Management”) and the Board have established; the accounting and financial reporting processes of the Corporation and audits of the Corporation’s financial statements, and the independence and performance of the registered public accounting firm employed by the Corporation (“Independent registered public accounting firm”). Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the Corporation’s Independent registered public accounting firm; and

•	Provide an open avenue of communication among the Independent registered public accounting firm, financial and senior Management and the Board.
      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.
Section II.     Composition
      The Committee shall be comprised of three or more members as determined by the Board, each of whom shall be a director of the Corporation. Each member of the Committee shall meet the independence and experience requirements mandated by regulations issued by the Securities Exchange Commission (“SEC”), the Nasdaq Stock Market, Inc. (“Nasdaq”), all other national or regional exchanges or automated quotation systems on which the Corporation’s securities may be traded, and all applicable laws, rules and regulations, including, when effective, the requirement that at least one member of the Committee be a “financial expert” within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002 and the Nasdaq rules.
      All members of the Committee shall have the ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, at the time of their appointment.
      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.
Section III.     Meetings
      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management and the Independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the Independent registered public accounting firm and Management quarterly to review the Corporation’s financials consistent with IV(h) below.

Section IV.     Responsibilities and Duties
      (a) Responsibilities Relating to Retention of the Independent registered public accounting firm. The Committee shall be solely responsible for the appointment, compensation, oversight of the work, evaluation and termination of any Independent registered public accounting firm (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent registered public accounting firm shall report directly to the Committee.
      (b) Preapproval of Services. The Committee shall preapprove, pursuant to such processes as are determined to be advisable, all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services provided to the Corporation by the Independent registered public accounting firm which are not prohibited by law.
      (c) Exception to Preapproval Requirements. The preapproval requirements set forth above shall not be applicable with respect to the provisions of non-audit services, if:

•	The aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent (5%) of the total amount of non-audit fees paid by the Corporation to its Independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

•	Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

•	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.
      (d) Delegation of Preapproval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapproval of auditing and non-audit services. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.
      (e) Oversight of the Corporation’s Relationship with the Independent registered public accounting firm. The Committee shall:

•	Obtain and review copies of the registration applications and annual reports of the Independent registered public accounting firm;

•	Verify that the Independent registered public accounting firm does not perform non-audit services prohibited by applicable law;

•	Identify alternative vendors for non-audit services that are not on the list of prohibited non-audit services as set forth in applicable law and determine whether the interests of the Corporation are best served by these services being performed by the Independent registered public accounting firm or by alternative providers;

•	Verify whether the audit partner responsible for reviewing the audit is nearing the end of the maximum five-year term for being the audit partner and, if at the end of the five-year term, discuss replacement with the Independent registered public accounting firm;

•	Receive periodic reports from the Independent registered public accounting firm regarding the auditor’s independence, which reports shall be consistent with Independence Standards Board Standard l, discuss such reports with the Independent registered public accounting firm, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the Independent registered public accounting firm;

•	On an annual basis, the Committee should review and discuss with the Independent registered public accounting firm all significant relationships the auditors have with the Corporation to determine the Independent registered public accounting firm’ independence.

•	Periodically consult with the Independent registered public accounting firm out of the presence of Management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

•	Review the report of the Independent registered public accounting firm, which review should include:

I.	The critical accounting policies and practices used;

II.	The alternative treatments under GAAP discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the Independent registered public accounting firm’s preferred treatment;

III.	Any material communications between the Independent registered public accounting firm and Management, including any Management letter or schedule of unadjusted differences.

•	Verify whether any person has taken any action to fraudulently influence, coerce, manipulate or mislead any independent auditor engaged in the performance of the Corporation’s audit for the purpose of rendering the Corporation’s financial statements materially misleading.
      (f) Conflicts. The Committee shall:

•	Review and approve all related party transactions; and

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent registered public accounting firm who participated in the audit of the Corporation to prevent conflicts of interest.
      (g) Certification. As a result of CEO and CFO certifications required by applicable law, the Committee shall:

•	Review the procedures Corporation officers use to obtain the information required for them to make certifications of financial information under applicable law;

•	Consider the effect of these procedures on other employees of the Corporation; and

•	Recommend changes in procedures and verify the certification has been made as and when required.
      (h) Financial Statement and Disclosure Matters — The Committee shall:

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure in the Corporation’s Annual Report to the SEC on Form 10-K: (1) the number and names of financial experts serving on the Committee; and (2) whether each financial expert is independent and, if not, an explanation of why they are not.

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure to the public of all approvals by the Committee for the Independent registered public accounting firm to perform non-audit services;

•	In consultation with the Independent registered public accounting firm, review the integrity of the Corporation’s financial reporting processes, both internal and external;

•	Consider the Independent registered public accounting firm’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting;

•	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the Independent registered public accounting firm or Management;

•	Review the Corporation’s annual audited financial statements and related issues with Management and the Independent registered public accounting firm, including major issues regarding accounting and auditing principles and practices and the adequacy of the Corporation’s overall accounting and financial controls;

•	Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Independent registered public accounting firm;

•	Recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report to the SEC on Form 10-K;

•	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

•	Discuss with the Independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the Corporation’s annual audit; and

•	Review with financial Management and the Independent registered public accounting firm the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.
      (i) Complaints. The Committee shall establish procedures to facilitate:

•	The receipt, retention, and treatment of complaints received by the Corporation from third parties regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
      (j) Process Improvement. The Committee shall:

•	Establish regular and separate systems of reporting to the Committee by both Management and the Independent registered public accounting firm regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments;

•	Following completion of the annual audit, review separately with Management and the Independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions of the scope of work or access to required information;

•	Review any significant disagreement between Management and the Independent registered public accounting firm in connection with the preparation of the financial statements; and

•	Review with the Independent registered public accounting firm and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
      (k) Ethical and Legal Compliance. The Committee shall:

•	Establish, review and update periodically a Code of Ethical Conduct (the “Code”) that, at a minimum, addresses conflicts of interest, and compliance with applicable laws, rules and regulations;

•	Ensure that Management has established a system to enforce the Code and has disclosed any waivers to executives and directors;

•	Ensure that the Code is publicly available;

•	Review Management’s monitoring of the Corporation’s compliance with the Code, and ensure that Management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

•	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies;

•	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements;

•	Establish procedures for communication with legal counsel of the Corporation to facilitate compliance by legal counsel with its obligation to report to the Committee or other committee of independent directors evidence of material violations of securities law and other matters; and

•	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.
      (l) Committee Charter. The Committee shall review and update this Charter periodically, at least annually, as conditions dictate.
      (m) Miscellaneous Powers and Responsibilities. The Committee shall:

•	Adopt policies to prevent personnel from falsifying or destroying any records to impede any official proceeding; and

•	Adopt a policy to retain all documents relevant to a financial audit for at least five years and to require the Independent registered public accounting firm to do the same.
Section V. Use of Advisors
      (a) Authority to Engage Advisors. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.
      (b) Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

•	The Independent registered public accounting firm for the purpose of rendering or issuing an audit report; and

•	Any advisor employed by the Committee.
* * *

APPENDIX B
COMPENSATION COMMITTEE CHARTER
Purpose
      The purpose of the Compensation Committee is to aid the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of Transcat’s CEO, President, COO and CFO (as well as such other officers as may be determined by the Board of Directors) (the “Executives”), administers Transcat’s stock option plans (including reviewing and approving stock option grants to Executives), and administers the Executive bonus plans, if any.
Membership and Structure
      The Compensation Committee shall consist solely of independent directors (as defined in the applicable rules for Nasdaq-traded issuers as well as applicable federal law). Appointment to the Committee, including designation of the Chair of the Committee, shall be made on an annual basis by the full Board upon recommendation of the Nominating Committee of the Board. Meetings of the Compensation Committee shall be held at such times and places as the Compensation Committee shall determine. The Compensation Committee may also act by written consent. When necessary, the Committee shall meet in executive session outside of the presence of any of the Executives of the Company. The Chair of the Compensation Committee shall report on activities of the Committee to the Chairman of the Board and, if the Chairman and CEO are the same person, the Lead Director; and thereafter to the full Board.
Responsibilities
      The Compensation Committee shall:

•	At least twice during the fiscal year, meet in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of Company goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors (including the level of difficulty of the CEO’s services in the context of the Company’s present, historical or projected financial position) as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its shareholders.

•	Determine salaries, bonuses, and other matters relating to compensation of the Executives of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of Company goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its shareholders. Except with regard to matters relating to his compensation, the CEO of the Company may be present at meetings during which executive compensation is under review.

•	Review and make recommendations with respect to shareholder proposals related to compensation matters.

•	Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

•	As requested by Transcat management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan).

B-1

•	With management, administer the Company’s stock option or other equity-based plans, including the review and approval of management recommendations of grants of stock options to all eligible employees (except the Executives) under the Company’s existing stock option plans.

•	With counsel, draft, review and approve the Report of the Compensation Committee on Executive Compensation to be included in the Company’s annual proxy statement.

•	When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

•	Periodically review the adequacy of its charter and recommend any changes to the full Board.
      In fulfilling its responsibilities, the Compensation Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate and when approved by a majority of independent directors who serve on the Board.

B-2

APPENDIX C
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
Role
      The Governance and Nominating Committee’s role is to determine the slate of Director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual Shareholder meetings, and to review, evaluate and recommend changes regarding the Company’s Corporate Governance.
Membership
      The membership of the Committee consists of at least two Directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. The Board appoints the Chairperson.
Operations
      The Committee meets at least once a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the By-Laws of the Corporation, or (c) the laws of the State of Ohio.
Authority
      The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
Responsibilities
      The principal responsibilities and functions of the Governance and Nominating Committee are as follows:

•	Periodically evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the Directors fulfilling their responsibilities in a manner that serves the interests of Transcat’s shareholders.

•	Before recommending an incumbent, replacement or additional Director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Periodically review the composition of each Committee and present recommendations for Committee memberships to the Board as needed.

C-1

•	Periodically review the compensation paid to non-employee Directors for annual retainers (including Board and Committee Chairs) and meeting fees, if any, and make recommendations to the Board of any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to Directors for their services as such.

•	Periodically review and make recommendations about changes to the Charter of the Governance and Nominating Committee.

•	Periodically review and make recommendations about changes to the Charters of other Board Committees after consultation with the respective Committee Chairs.
* * *

C-2

c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92301 Cleveland, OH 44101-4301

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

ê   Please fold and detach card at perforation before mailing.  ê

(Continued from other side)

•	This proxy is solicited on behalf of our board of directors.

•	This proxy will be voted as specified by you, and it revokes any prior given by you.

•	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the four nominees for directors listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	Unless you specify otherwise, your signed proxy will be vote FOR the other proposal listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	You acknowledge receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated July 8, 2005, describing more fully the proposals listed in this proxy.

Dated:	, 2005

Signature(s) of shareholder(s)
Please date and sign name exactly as it appears on this proxy. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his or her title.

ê   Please fold and detach card at perforation before mailing.  ê

P

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TRANSCAT, INC.

The undersigned appoints CARL E. SASSANO and CHARLES P. HADEED, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of TRANSCAT, INC. owned by the undersigned at the annual meeting of shareholders to be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 16, 2005 at 12:00 noon, local time, and at any adjournments of such annual meeting, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of director nominees, as follows:

1.	Election of Directors

	☐	FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Instructions: To withhold authority to vote for any individual nominee, please strike a line through the nominee’s name.

E. Lee Garelick Richard J. Harrison Dr. Harvey J. Palmer John T. Smith

2.	Proposal to ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending March 25, 2006.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

(Continued and to be signed, on reverse side)